Fees Summary	Apr. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,944,506.17
Total Transaction Valuation	12,700,889,389.35
Total Offset Amount	0
Net Fee	$ 1,944,506.17